GUARDIAN VARIABLE PRODUCTS TRUST

(the “Trust”)
Supplement dated June 18, 2024

to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”)

dated May 1, 2024

Guardian Large Cap Disciplined Growth VIP Fund and Guardian Integrated Research VIP Fund only:

Effective June 30, 2024 (the “Effective Date”), Mammen Chally, CFA, will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager of Guardian Large Cap Disciplined Growth VIP Fund and Guardian Integrated Research VIP Fund (the “Funds”). Accordingly, all references to Mr. Chally in the Prospectus, Summary Prospectuses and SAI with respect to the Funds are hereby deleted as of the Effective Date.

Douglas W. McLane, CFA and David A. Siegle, CFA will remain as portfolio managers of the Funds.

All Funds:

Effective immediately, the table on page 54 of the SAI that provides information about the Officers of the Trust has been revised to add the following individual:

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Larry Weiss (born 1973)	Treasurer, Principal Financial and Accounting Officer (since June 2024)	Head of Asset Management Accounting, The Guardian Life Insurance Company of America (since November 2023); Head of Financial Planning and Analysis, Group Benefits, The Guardian Life Insurance Company of America prior thereto.

Effective immediately, John H. Walter will no longer serve as Senior Vice President, Treasurer, and Principal Financial and Accounting Officer of the Trust. Accordingly, all references to Mr. Walter in the SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.